UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 PROXY STATEMENT
          PURSUANT TO SECTION 14(a) OF SECURITIES EXCHANGE ACT OF 1934
                               (Amendment No.___ )

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[ ]  Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

                            Buckeye Technologies Inc.
      --------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other then Registrant)


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
                            Buckeye Technologies Inc.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407


                                 October 3, 2003

TO THE STOCKHOLDERS OF BUCKEYE TECHNOLOGIES INC.

         You are cordially invited to attend the annual meeting of stockholders of Buckeye Technologies Inc. to be held on Thursday, November 6, 2003 at 5:00 p.m. Central Time, at our headquarters, 1001 Tillman Street, Memphis, Tennessee. At the meeting, you will be asked to consider the matters described in the enclosed proxy statement.

         In connection with the meeting, we are enclosing a notice of annual meeting of stockholders, a proxy statement, and a form of proxy. Please complete the enclosed form of proxy so that your shares can be voted if you do not attend the meeting. If you are present at the meeting and want to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting. Please return your proxy card to us in the enclosed, postage-prepaid envelope as soon as possible, even if you plan to attend the meeting. Also, registered and most beneficial shareholders may vote by telephone or through the internet. Instructions for using these convenient services are explained on the enclosed proxy. Your vote is very important. I urge you to vote your proxy as soon as possible.

         Detailed information relating to Buckeye's activities and operating performance during fiscal 2003 is contained in our Annual Report, which is being mailed to you with this proxy statement, but is not a part of the proxy soliciting material. If you do not receive or have access to the 2003 Annual Report, you may request a copy from Shirley Spears, Buckeye Technologies Inc., P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407, (901) 320-8125. It is also available on our internet site at www.bkitech.com.


                                       Very truly yours,


                                       David B. Ferraro
                                       Chairman and Chief Executive Officer

                            Buckeye Technologies Inc.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 6, 2003

         The regular annual meeting of stockholders of Buckeye Technologies Inc. will be held on Thursday, November 6, 2003 at 5:00 p.m., Central Time, at our headquarters, 1001 Tillman Street, Memphis, Tennessee, for the following purposes:

         1. Election of Directors. To elect two Class II directors to serve until the 2006 annual meeting of stockholders;

         2. Ratification of Auditors. To ratify the selection of Ernst & Young LLP as Buckeye's independent auditors for fiscal 2004; and

         3. Other Business. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

         Only those stockholders of record at the close of business on September 8, 2003 are entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. On that day, 36,974,915 shares of common stock were outstanding. Each share entitles the holder to one vote.

         We have enclosed with this proxy statement a copy of our Annual Report.


                                       By Order of the Board of Directors


                                       Sheila Jordan Cunningham
                                       Senior Vice President,
                                       General Counsel and Corporate Secretary

                                       October 3, 2003




 =============================================================================
 |                                                                           |
 |                            YOUR VOTE IS IMPORTANT                         |
 |                                                                           |
 |    Please mark, sign, and date your proxy card and return it promptly in  |
 |    the enclosed envelope, whether or not you plan to attend the meeting.  |
 |               Registered and most beneficial shareholders may             |
 |              also vote via telephone or through the internet.             |
 |                                                                           |
 =============================================================================

                                Table of Contents

                                                                        Page No.

Information about the Annual Meeting.....................................   1

Proposal 1--Election of Directors........................................   4

         Information about the Board of Directors........................   6

Proposal 2--Ratification of Appointment of Independent Auditors..........   7

         Report of the Audit Committee of the Board of Directors.........   8

         Audit Fees......................................................   9

Other Information........................................................  10

         Buckeye Stock Ownership.........................................  10

         Certain Relationships and Related Transactions..................  11

Executive Compensation...................................................  12

         Summary Compensation Table......................................  12

         Options/SARs Granted in Last Fiscal Year........................  13

         Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal

              Year-End Options/SAR Values................................  14

         Equity Compensation Plan Information............................  14

         Compensation Committee Interlocks and Insider Participation.....  15

         Report of the Compensation Committee on Executive Compensation..  15

Performance Graph........................................................  17

Section 16(a) Beneficial Ownership Reporting Compliance..................  17

Other Matters............................................................  18

                            Buckeye Technologies Inc.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407

--------------------------------------------------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

         Your vote is very important. Whether or not you plan to attend the annual meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card, or vote by telephone or on the internet at your earliest convenience. This proxy statement, the form of proxy and the Annual Report are being sent to you in connection with this request and are being mailed to all stockholders beginning on or about October 3, 2003.

--------------------------------------------------------------------------------

                      Information about the Annual Meeting

--------------------------------------------------------------------------------

Date and time of the meeting

         Thursday, November 6, 2003, 5:00 p.m. Central Time.

Location of the meeting

         Buckeye Technologies Inc., 1001 Tillman Street, Memphis, Tennessee.

Items to be voted upon by stockholders

         You will be voting on the following matters:

         1. Election of Directors. To elect two Class II directors to serve until the 2006 annual meeting of stockholders;

         2. Ratification of Auditors. To ratify the selection of Ernst & Young LLP as Buckeye's independent auditors for fiscal year 2004; and

         3. Other Business. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Stockholders entitled to vote

         You are entitled to vote your common stock if our records show that you held your shares as of the close of business on the record date, September 8, 2003. Each stockholder is entitled to one vote for each share of common stock held on that date. On September 8, 2003, there were 36,974,915 shares of common stock outstanding and entitled to vote. A list of stockholders entitled to vote on matters at the annual meeting will be available at Buckeye's headquarters beginning on or about October 4, 2003.

Voting by proxy

         You may choose one of the following ways to vote:

         Vote by Internet: You can choose to vote your shares at any time using the internet site listed on your proxy card. This site will give you the opportunity to make your selections and confirm that your instructions have been followed. We have designed our internet voting procedures to authenticate your identity by use of a unique control number found on the enclosed proxy card. To take advantage of the convenience of voting on the internet, you must subscribe to one of the various commercial services that offers access to the world wide web. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by you. Buckeye does not charge any separate fees for access to its internet site. If you vote via the internet, you do not need to return your proxy card.

         Vote by Telephone: You can also vote by telephone at any time by calling the toll-free number (for residents of the U.S.) listed on your proxy card. To vote, enter the control number listed on your proxy card and follow the simple recorded instructions. If you vote by telephone, you do not need to return your proxy card.

         Vote by Mail: If you choose to vote by mail, simply mark your proxy card, and then date, sign and return it to us, before the annual meeting, in the postage-paid envelope provided. We will then vote your shares as you direct.

         Shareholders who hold their shares beneficially in street name through a nominee (such as a broker) may be able to vote by telephone or the internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

         For the election of directors, you may vote for (1) both of the nominees, (2) neither of the nominees, or (3) one of the nominees but not the other. For each other item of business, you may vote "For" or "Against" or you may "Abstain" from voting.

         If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them

         .        "For" the election of both of our nominees for director; and

         . "For" the ratification of Ernst & Young LLP as our independent auditors.

         If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

Changing or revoking a proxy

         You can change or revoke your proxy at any time before it is voted at the annual meeting by:

         (1) submitting another proxy in writing, by telephone or by the internet as of a more recent date than that of the proxy first given;

         (2)      attending the annual meeting and voting in person; or

         (3) sending written notice of revocation to our corporate secretary, Sheila Jordan Cunningham.

Votes required

         If a quorum is present at the annual meeting,

         . the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting; and

         . the approval of independent auditors and all other matters submitted to the stockholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.

Quorum

         A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. Under Delaware law, stockholders who abstain from voting on a proposal are treated as present and entitled to vote at the annual meeting and therefore have the effect of a vote against the proposal. If shares of common stock are held in the name of a broker, the failure of the broker to vote the shares is treated as if the beneficial owner of such shares failed to vote such shares.

The cost of soliciting proxies

         We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to solicitation by mail, regular employees of Buckeye and paid solicitors may make solicitations personally and by telephone or otherwise. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

Stockholder proposals for the 2004 annual meeting of stockholders

         In accordance with Buckeye's bylaws, stockholders' proposals intended to be presented at the 2004 annual meeting of stockholders must be received in writing by the Secretary of Buckeye not fewer than 60 days nor more than 90 days prior to the 2004 annual meeting (which is expected to be held in November
2004), in the form set forth in the bylaws, for inclusion in the proxy statement and form of proxy relating to that meeting.

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                                  The Proposals

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Proposal 1 -- Election of Directors

         The Board of Directors is divided into three classes, with each class elected for a three-year term. The Board has nominated the following two persons to serve as Class II Directors: Red Cavaney and David B. Ferraro. We do not anticipate that either of these nominees will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise. The election of a director requires the affirmative vote of a plurality of shares present or represented by proxy at the meeting. The remaining members of the Board listed below will continue as members of the Board until their respective terms expire, as indicated below.

         Information about the two individuals nominated as directors and the remaining members of the Board is provided below. Shares of common stock represented by proxy cards returned to us will be voted for the nominees listed below unless you specify otherwise.

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                   Nominees for Election as Class II Directors
                              (Terms expiring 2006)

--------------------------------------------------------------------------------

         Red Cavaney, age 60, has been a director of Buckeye since 1996. Since October 1997 he has served as President, Chief Executive Officer and Director of the American Petroleum Institute. He was President, Chief Executive Officer and a director of the American Plastics Council from 1994 to 1997 immediately following service as President of the American Forest & Paper Association and President of its predecessor, the American Paper Institute. He is immediate past Chairman of the American Society of Association Executives.

         David B. Ferraro, age 65, has been a director of Buckeye since March 1993. Since April 2003 he has served as Chairman of the Board and Chief Executive Officer of Buckeye. From March 1993 to April 2003 he was President and Chief Operating Officer of Buckeye. He was Manager of Strategic Planning of The Procter & Gamble Company from 1991 through 1992. He served as President of Buckeye Cellulose Corporation, then a subsidiary of Procter & Gamble, from 1989 through 1991, as its Executive Vice President and Manager of Commercial Operations from 1987 through 1989, and as its Comptroller from 1973 through 1986.

         The Board of Directors recommends a vote "FOR" each of the nominees listed above.

--------------------------------------------------------------------------------

                        Incumbent Directors -- Class III
                              (Terms expiring 2004)

--------------------------------------------------------------------------------

         Robert E. Cannon, age 73, has been a director of Buckeye since March 1993 and has been Presiding Director since April 2003. He retired from Buckeye on June 30, 2003. From March 1993 until April 2003, he served as Chairman and Chief Executive Officer of Buckeye. He served as Dean of the College of Management, Policy and International Affairs at the Georgia Institute of Technology from 1991 through 1992, and Senior Vice President of Procter & Gamble from 1989 to 1991. He was Group Vice President - Industrial Products of Procter & Gamble, which included the operations of Buckeye Cellulose Corporation, then a subsidiary of Procter & Gamble, from 1981 to 1989. He was President of the subsidiary from 1971 through 1981. Robert E. Cannon is the father of R. Howard Cannon.

         Henry F. Frigon, age 68, has been a director of Buckeye since 1996. He has been a private investor and consultant since 1995. He previously served as Executive Vice President - Corporate Development and Strategy and Chief Financial Officer of Hallmark Cards, Inc. from 1991 to 1995 and as President and Chief Executive Officer of BATUS Inc. from 1983 to 1991. Mr. Frigon is a director of H&R Block Inc., Dimon International Inc., Sypris Solutions Inc., Tuesday Morning Corporation and Packaging Corporation of America.

         Samuel M. Mencoff, age 47, has been a director of Buckeye since 1993. He is currently a Managing Director of Madison Dearborn Partners, LLC, a private equity investment firm, which he co-founded in January 1993. He previously served as Vice President of First Chicago Venture Capital from 1987 to 1993. Mr. Mencoff is a director of Packaging Corporation of America, Bay State Paper Holding Company and Jefferson Smurfit Group Limited.


--------------------------------------------------------------------------------

                         Incumbent Directors -- Class I
                              (Terms Expiring 2005)

--------------------------------------------------------------------------------

         George W. Bryan, age 59, has been as a director of Buckeye since April 2001. Mr. Bryan served as Chief Executive Officer of Sara Lee Foods from 1998 until his retirement in 2000 and as a Senior Vice President of the Sara Lee Corporation between 1983 and 1998. Mr. Bryan is a director of TBC Corporation and Union Planters Corporation.

         R. Howard Cannon, age 41, has been a director of Buckeye since 1996. Since April 2003 he has served as Senior Vice President, Wood Cellulose. He was Vice President, Nonwovens Sales from August 2000 to April 2003 and was Manager, Corporate Strategy from November 1999 to August 2000. Before assuming a position with Buckeye, he was President of Dryve, Inc., a company consisting of 33 dry cleaning operations, a position he had held since 1987. He is co-trustee of the Cannon Family Trust. R. Howard Cannon is the son of Robert E. Cannon.

--------------------------------------------------------------------------------

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                    Information about the Board of Directors

--------------------------------------------------------------------------------

Role of the Board

         Pursuant to Delaware law, our business, property and affairs are managed under the direction of our Board of Directors. The Board has responsibility for establishing broad corporate policies and for the overall performance and direction of Buckeye Technologies Inc., but is not involved in day-to-day operations. Members of the Board keep informed of our business by participating in Board and committee meetings, by reviewing reports sent to them regularly, and through discussions with our executive officers.

         Mr. Robert E. Cannon has been appointed by the Board to serve as Presiding Director to chair meetings of the Board's executive sessions of non-management directors. Issues of concern may be addressed to Mr. Cannon in written correspondence directed to him at our corporate headquarters at 1001 Tillman Street, P.O. Box 80407, Memphis, Tennessee 38108-0407.

Board structure

         We currently have seven directors. Our Board is divided into three groups, Class I Directors, Class II Directors, and Class III Directors. Each class of directors is elected to serve a three-year term. This means that the Class II directors who are elected at the 2003 meeting will serve until the 2006 annual meeting of stockholders unless they resign or are removed.

2003 Board meetings

         Buckeye's Board of Directors met five times (exclusive of committee meetings) during fiscal 2003, and no directors, other than Henry F. Frigon, attended less than 75% of the meetings held by the Board and by committees of which they were members.

Board committees

         The Board of Directors has an Audit Committee and a Compensation Committee. A Governance and Nominating Committee will be established as required in the future.

         The Audit Committee consists of Messrs. Henry F. Frigon (Chairman), Red Cavaney and Samuel M. Mencoff, all of whom are independent, non-employee directors of Buckeye. The Audit Committee met seven times during fiscal year 2003. The Audit Committee has the authority and responsibility:

         . with approval of the stockholders, to hire one or more independent public accountants to audit our books, records and financial statements and to review our systems of accounting (including our systems of internal control);

         . to discuss with the independent accountants the results of the annual audit and quarterly reviews;

         . to conduct periodic independent reviews of the systems of accounting (including systems of internal control);

         . to make reports periodically to the Board with respect to its findings; and

         . to undertake other activities described more fully in the section called "Report of the Audit Committee of the Board of Directors."

         The Compensation Committee consists of Messrs. Samuel M. Mencoff (Chairman), George W. Bryan and Red Cavaney, all of whom are non-employee directors of Buckeye. The Compensation Committee met once during fiscal year 2003. The Compensation Committee is responsible for establishing and administering Buckeye's executive compensation plan and developing policies and guidelines for administering the plan.

Director compensation

         Directors who are employees of Buckeye are not entitled to receive any fees for serving as directors. However, non-employee directors receive directors' fees in the amount of $40,000 per annum payable quarterly, in cash or an equivalent amount of Buckeye's common stock, with the option provided to each director to defer receipt of his fees and receive in lieu thereof, upon the expiration of his tenure as a member of the Board, a cash payment equal to the number of shares of common stock which could have been purchased on the open market at the time of the deferral multiplied by the fair market value of the common stock at the time of expiration of the director's tenure.

         Additionally, pursuant to Buckeye's Amended and Restated Formula Plan for Non-Employee Directors, on November 7, 2002, Messrs. Bryan, Cavaney, Frigon, Mencoff each were granted an option to acquire 10,000 shares of common stock at the prevailing market price at the time of the grant. Each of these directors will be granted an additional option for 10,000 shares on the date of each annual meeting of stockholders at which he is reelected to the Board or continues his service on the Board. Under the Formula Plan, each option that is issued on the date of an annual meeting of stockholders becomes fully exercisable on the first anniversary of its issuance or the next regularly scheduled annual meeting of stockholders, whichever occurs first. Each option issued on a date other than the date of an annual meeting of stockholders becomes fully exercisable on the first anniversary of its issuance. Future non-employee directors newly elected or appointed to the Board will also be entitled to receive options under the Formula Plan. Mr. Mencoff has contractually agreed to assign to Madison Dearborn Partners, L.P., an entity for which Mr. Mencoff's employer serves as general partner, all rights to director's fees and options to which he may be entitled as a director of Buckeye. All directors are reimbursed for out-of-pocket expenses related to their services as directors.

--------------------------------------------------------------------------------

Proposal 2 -- Ratification of Appointment of Independent Auditors

         The Board of Directors has selected Ernst & Young LLP, independent accountants, to audit our financial statements for fiscal year 2004. We are presenting this proposal to the stockholders for ratification at the annual meeting. A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

         Ratification of the selection of Ernst & Young LLP as Buckeye's independent auditors requires the affirmative vote of the holders of a majority of the shares of common stock represented at the annual meeting.

         The Board of Directors recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as Buckeye's independent auditors for fiscal year 2004.

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                                       7

--------------------------------------------------------------------------------

             Report of the Audit Committee of the Board Of Directors

--------------------------------------------------------------------------------

         The Audit Committee consists of three directors, Messrs. Henry F. Frigon (Chairman), Red Cavaney and Samuel M. Mencoff. Each member meets the independence and qualification standards required by the New York Stock Exchange. The Audit Committee operates in accordance with its written charter, which was adopted by the Board on April 18, 2000. During the fiscal year ended June 30, 2003, the Audit Committee met seven times.

         The Audit Committee monitors and reviews the performance of the independent auditors and the quality and integrity of Buckeye's internal accounting, auditing and financial reporting practices.

         The Audit Committee has obtained from the independent auditors, Ernst & Young LLP, a formal written statement describing all relationships between the auditors and Buckeye that might bear on the auditors' independence. This statement conforms to Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee also has discussed with the auditors any relationships that may impact their objectivity and independence, and it has considered Buckeye's payment of fees to the auditors, and the Audit Committee is satisfied that the auditors are independent of Buckeye.

         The Audit Committee has discussed with management Buckeye's audited financial statements for the year ended June 30, 2003. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committees") and, with and without management present, discussed and reviewed the results of the independent auditors' examination of Buckeye's financial statements. The Audit Committee also has discussed with the independent auditors its evaluation of Buckeye's internal controls and the overall quality of Buckeye's financial reporting.

         Based upon the results of the inquiries and actions discussed above, in reliance upon management and Ernst & Young LLP, and subject to the limitations of its role, the Audit Committee recommended to the Board that Buckeye's audited financial statements be included in its Annual Report on Form 10-K for the year ended June 30, 2003, for filing with the SEC. The Audit Committee has also recommended the reappointment, subject to stockholder approval, of the independent auditors, Ernst & Young LLP.

                                       Audit Committee
                                       Henry F. Frigon, Chairman
                                       Red Cavaney
                                       Samuel M. Mencoff

--------------------------------------------------------------------------------

                                   Audit Fees

--------------------------------------------------------------------------------

         During fiscal year 2003, Ernst & Young LLP not only acted as independent auditors for Buckeye and our subsidiaries (work related to auditing the annual financial statements for fiscal year 2003 and reviewing the financial statements included in our Forms 10-Q) but also rendered on our behalf other services, including tax-related services and other accounting and auditing services. The following table sets forth the aggregate fees billed by Ernst & Young LLP for audit services related to the most recent two fiscal years and for other services billed in the most recent two fiscal years.

--------------------------------- ----------- -----------
   Type of Service                    2003        2002
--------------------------------- ----------- -----------
Audit Fees (1)                       $480,965    $431,200
--------------------------------- ----------- -----------
Audit-Related Fees (2)                    ---    $ 40,240
--------------------------------- ----------- -----------
Tax Fees (3)                         $431,590    $404,660
--------------------------------- ----------- -----------
All Other Fees (4)                        ---    $ 11,200
--------------------------------- ----------- -----------
                            Total    $912,555    $887,300
--------------------------------- ----------- -----------

------------------

(1) Comprised of the audit of the Company's annual financial statements and reviews of the Company's quarterly financial statements, as well as statutory audits of Company subsidiaries, attest services, comfort letters and consents to SEC filings.

(2) Comprised of SEC shelf registration statement review and consultations regarding financial accounting and reporting.

(3) Comprised of services for tax compliance, tax return preparation, tax advice and tax planning.

(4)   Comprised of other miscellaneous services.

--------------------------------------------------------------------------------

                                Other Information

--------------------------------------------------------------------------------

                             Buckeye Stock Ownership

--------------------------------------------------------------------------------

         The following table shows the number of shares of our common stock that were beneficially owned by (1) each person known to own more than 5% of Buckeye's shares; (2) each director of Buckeye and each of the five most highly compensated executive officers; and (3) all directors and executive officers of Buckeye as a group as of September 2, 2003.

                                                   Amount and Nature of          Percent
                    Name                          Beneficial Ownership (1)      of Class (1)
         -------------------------------------    ------------------------      ------------
(1)      Cannon Family Trust,  R. Howard
         Cannon, Co-Trustee (2)...............          2,714,410                   7.3%
         432 East Racquet Club Place
         Memphis, Tennessee 38117

         NewSouth Capital Management, Inc. (3)          4,990,214                  13.5%
         1000 Ridgeway Loop Road, Suite 233
         Memphis, Tennessee 38120-4023

         T. Rowe Price Associates, Inc. (4)...          3,178,800                   8.6%
         100 E. Pratt Street
         Baltimore, Maryland 21202

(2)      George W. Bryan (5)..................             30,000                     *
         Robert E. Cannon (6).................          1,707,986                   4.5%
         R. Howard Cannon (2) (7).............          2,780,586                   7.5%
         Red Cavaney (8)......................             80,000                     *
         David B. Ferraro (9).................          1,547,249                   4.1%
         Henry F. Frigon (8)..................             74,000                     *
         Samuel M. Mencoff (8) (10)...........            502,801                   1.4%
         George B. Ellis (11).................            745,048                   2.0%
         John B. Crowe (12)...................            120,404                     *
         Paul N. Horne (13)...................            324,442                     *
         Kristopher J. Matula (14)............            463,163                   1.2%

(3)      All    Directors    and   Executive            8,375,679                  21.0%
         Officers as a group (15  persons) (15)

------------------------------
     * Less than 1% of the issued and outstanding shares of common stock of Buckeye.

(1) Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 36,974,915 shares issued and outstanding as of September 2, 2003. Options to purchase an aggregate of 2,415,000 shares are exercisable or become exercisable within 60 days of September 2, 2003. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of such options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2) As of September 2, 2003, includes 2,714,410 shares held by the Cannon Family Trust, R. Howard Cannon and Richard Prosser Guenther, Co-Trustees.

(3) NewSouth Capital Management, Inc. filed a Form 13F with the Securities and Exchange Commission on June 30, 2003 stating that as an investment advisor it had sole dispositive power of the share set forth in this table, which constitutes more than 5% of Buckeye's common stock.

(4) T. Rowe Price Associates, Inc. filed a Form 13F with the Securities and Exchange Commission on June 30, 2003 stating that as an investment advisor it had sole dispositive power of the share set forth in this table, which constitutes more than 5% of Buckeye's common stock.

(5)  Includes 20,000 shares issuable upon the exercise of options.

(6) Includes 181,176 shares held by Kathryn Gracey Cannon, wife of Robert E. Cannon, as to which Mr. Cannon disclaims beneficial ownership; 17,384 shares held in Buckeye's 401(k) and retirement plans; 30,075 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 600,000 shares issuable upon the exercise of options.

(7)  Includes 65,000 shares issuable upon the exercise of options.

(8) Includes 70,000 shares issuable upon the exercise of options granted under Buckeye's stock option plan for non-employee directors.

(9) Includes 18,528 shares held in Buckeye's 401(k) and retirement plans; 21,378 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 375,000 shares issuable upon the exercise of options.

(10) Mr. Mencoff has contractually agreed to assign to Madison Dearborn Partners, L.P., an entity for which his employer serves as a general partner, all rights to options to which Mr. Mencoff may be entitled as a director of Buckeye.

(11) Includes 20 shares held by Julie Ellis, wife of George B. Ellis, as custodian for a minor child, as to which Mr. Ellis disclaims beneficial ownership; 5,556 shares held in Buckeye's 401(k) and retirement plans; 8,729 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 155,000 shares issuable upon the exercise of options.

(12) Includes 264 shares held by a managed account; 2,227 shares held in Buckeye's 401(k) and retirement plans; 1,913 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 114,000 shares issuable upon the exercise of options.

(13) Includes 1,787 shares held in Buckeye's 401(k) and retirement plans; 3,783 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 114,000 shares issuable upon the exercise of options.

(14) Includes 8,645 shares held in Buckeye's 401(k) and retirement plans; 2,852 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 414,000 shares issuable upon the exercise of options.

(15) Includes an aggregate of 2,415,000 shares issuable upon exercise of options granted under the stock option plan for non-employee directors and Buckeye's other stock option plans.

--------------------------------------------------------------------------------

                 Certain Relationships and Related Transactions

--------------------------------------------------------------------------------

         R. Howard Cannon, a son of Presiding Director Robert E. Cannon, served as our Vice President, Nonwovens Sales from August 2000 through April 2003, was named our Senior Vice President, Wood Cellulose effective April 1, 2003 with an annual base salary of $230,000 and has served as a director since 1996. During fiscal year 2003, he received total compensation of $173,750.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Executive Compensation

--------------------------------------------------------------------------------

         The following summary compensation table sets forth the annual salary, bonus compensation and long-term incentive awards paid or accrued by Buckeye for each of fiscal years 2003, 2002 and 2001 to or for the account of the Chief Executive Officer and the five other most highly compensated executive officers of Buckeye (the "executive officers") for the fiscal year 2003.

--------------------------------------------------------------------------------

                           Summary Compensation Table

--------------------------------------------------------------------------------


                                                                          Long Term
                                          Annual Compensation         Compensation Awards
                                        ------------------------  ----------------------------
                                                                                   Securities
                                                                   Restricted     underlying        All other
                               Fiscal                             Stock awards    options/SARS    compensation
Name and Position               Year      Salary($)    Bonus($)      ($)(1)          (#)(2)           ($)(3)
-----------------              ------   -----------   ----------  ------------     -----------    -------------
Robert E. Cannon(4).......      2003        650,000          ---        53,449             ---           22,000
Chairman and                    2002        650,000          ---           ---         200,000           18,700
Chief                           2001        650,000        5,850        59,468             ---           18,700
Executive Officer

David B. Ferraro..........      2003        525,000          ---        36,797             ---           22,000
Chairman and                    2002        500,000          ---           ---         150,000           18,700
Chief                           2001        500,000        4,500        41,441             ---           18,700
Executive Officer

George B. Ellis...........      2003        302,500          ---        14,047             ---           22,000
Senior Vice President,          2002        295,000          ---           ---          30,000           18,700
Cotton Cellulose                2001        295,000        2,655        16,917             ---           18,700

John B. Crowe.............      2003        295,000          ---         7,206             ---           32,350
President and Chief             2002        260,000          ---           ---          50,000           12,750
Operating Officer               2001        237,500          ---         6,646          20,000           11,900

Paul N. Horne.............      2003        270,000          ---        10,153             ---           22,000
Senior Vice President,          2002        260,000          ---           ---          30,000           18,700
Cotton Cellulose                2001        251,250        2,261        11,997             ---           18,700

Kristopher J. Matula......      2003        270,000          ---         8,308             ---           19,000
Senior Vice President,          2002        260,000          ---           ---          30,000           15,300
Nonwovens and Corporate         2001        251,250        2,261         8,841             ---           14,450
Strategy

-----------------

(1) Pursuant to Buckeye's Restricted Stock Plan, restricted shares of stock were awarded for the executive officers during fiscal years 2003, 2002 and 2001 in the following amounts:

         Mr. Cannon, 8,923 shares, 0 shares, and 4,823 shares, respectively; Mr. Ferraro, 6,143 shares, 0 shares, and 3,361 shares, respectively; Mr. Ellis, 2,345 shares, 0 shares, and 1,372 shares, respectively; Mr. Crowe, 1,203 shares, 0 shares, and 539 shares, respectively;
         Mr. Horne, 1,695 shares, 0 shares, and 973 shares, respectively; and Mr. Matula, 1,387 shares, 0 shares, and 717 shares, respectively.

     The prices per share of $5.99 for fiscal year 2003 and $12.33 for fiscal year 2001 were based on the average closing price of the common stock on the New York Stock Exchange for the 20 business days prior to the date of grant. Although the shares may be voted by the recipient, the shares may not be sold, pledged or otherwise transferred before the recipient's approved retirement from Buckeye, and if the recipient should violate the restrictions or otherwise leave Buckeye before an approved retirement date, the shares are subject to forfeiture.

     The aggregate value of all restricted stock holdings at the end of fiscal year 2003 was:

         Mr. Cannon -- $204,510
         Mr. Ferraro -- $145,370
         Mr. Ellis -- $59,357
         Mr. Crowe -- $13,008
         Mr. Horne -- $25,724
         Mr. Matula --  $19,394

     If dividends are paid to holders of common stock, holders of restricted stock similarly will be eligible to receive dividends.

(2) No options were granted in fiscal year 2003. A portion of the options granted to Mr. Crowe in 2002 were granted pursuant to the 1995 Management Stock Option Plan at an exercise price of $7.60 per share. Mr. Crowe was granted options in fiscal year 2001 pursuant to the 1995 Stock Option Plan at an exercise price of $15.06. None of the other executive officers received options during fiscal year 2001. All outstanding options vest periodically over a period of five years, except that optionees who were over the age of 57 at the time of the option grant have shorter vesting periods. Options that have vested may be exercised within a period of ten years from the date the options were granted or such shorter periods as are defined in the subscription agreements executed between Buckeye and the optionees.

(3) Amounts consist of accruals under the Buckeye Retirement Plan (the "Retirement Plan") which is a defined contribution retirement plan covering substantially all U.S. employees. Buckeye contributes 1% of the employee's gross compensation plus 1/2% for each year of service up to a maximum of 11% of the employee's gross compensation under the Retirement Plan. Additionally, the Retirement Plan provides for contributions by Buckeye of shares of common stock equal to an additional 4% of the employee's gross compensation during years when Buckeye has been financially successful based on a predetermined financial threshold approved by the Board. The additional 4% contribution will not be made to the Retirement Plan for fiscal year 2003 because the threshold was not reached. Mr. Crowe also received taxable relocation expenses in fiscal year 2003.

(4) Mr. Cannon resigned from his position as Chairman and Chief Executive Officer effective April 1, 2003 and retired from Buckeye effective June 30, 2003. He remains on the Board of Directors and serves as Presiding Director.


--------------------------------------------------------------------------------

                    Options/SARs Granted in Last Fiscal Year

--------------------------------------------------------------------------------

         No options were granted during the last fiscal year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Aggregated Option/SAR Exercises in Last Fiscal Year
                     And Fiscal Year-End Option/SAR Values

--------------------------------------------------------------------------------

         The following table discloses information regarding stock options held at the end of or exercised in fiscal year 2003 for each of the executive officers as of June 30, 2003.

                             Shares                           Securities underlying                 Value of unexercised
                           acquired on      Value               unexercised options                 in-the-money options
        Name               exercise(1)   realized(1)             at June 30, 2003                   at June 30, 2003 (2)
-----------------------  -------------  ------------  ----------------------------------      ------------------------------
                                                           Exercisable     Unexercisable       Exercisable     Unexercisable
                                                           -----------     -------------       -----------     -------------
Robert E. Cannon.......            ---           ---           600,000               ---           $   ---               ---
David B. Ferraro.......            ---           ---           375,000            75,000           $   ---               ---
George B. Ellis........            ---           ---           155,000            15,000           $   ---               ---
John B. Crowe..........            ---           ---           114,000            72,000           $   ---               ---
Paul N. Horne..........            ---           ---           114,000            36,000           $   ---               ---
Kristopher J. Matula...            ---           ---           414,000            36,000           $   ---               ---

-------------------
(1) As of June 30, 2003, no options have been exercised by the executive officers.
(2) Based on $6.80 per share, the closing price on the New York Stock Exchange as of June 30, 2003.


--------------------------------------------------------------------------------

                      Equity Compensation Plan Information

--------------------------------------------------------------------------------

                                      Number of securities to       Weighted-average         Number of securities
                                      be issued upon exercise      exercise price of        remaining available for
                                      of outstanding options,     outstanding options,       future issuance under
Plan Category                           warrants and rights       warrants and rights      equity compensation plans
------------------------------        -----------------------   ----------------------   ----------------------------
Equity compensation plans
 approved by stockholders (1)               4,562,950                   $14.02                      460,400
Equity compensation plans not
 approved by stockholders (2)                 331,159                   $14.58                    1,112,245(3)
                                            ---------                                             ---------
               Total                        4,894,109                   $14.06                    1,572,645
                                            =========                                             =========

-------------------

(1) Buckeye stockholders approved both the 1995 Incentive and Non-Qualified Stock Option Plan and the 1995 Management Stock Option Plan.
(2) The Formula Plan and the Restricted Stock Plan were approved by the unaffected members of the Board of Directors.
(3) Includes 370,000 shares reserved for issuance under the Formula Plan and 742,245 shares reserved for issuance under the Restricted Stock Plan.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Compensation Committee Interlocks and Insider Participation

--------------------------------------------------------------------------------

         The Compensation Committee of the Board is composed of Messrs. Samuel
M. Mencoff (Chairman), George W. Bryan and Red Cavaney, all of whom are independent directors. No director who also serves as an executive officer participated in deliberations regarding his own compensation. For fiscal year 2004, Messrs. Mencoff, Bryan and Cavaney will continue to serve as the Compensation Committee.

--------------------------------------------------------------------------------

         Report of the Compensation Committee on Executive Compensation

--------------------------------------------------------------------------------

         The Compensation Committee of the Board of Directors is comprised of three non-employee directors who are independent as defined under the listing standards of the New York Stock Exchange. The Committee is responsible for establishing and administering Buckeye's executive compensation programs, as well as determining the salaries, compensation and benefits of the Chief Executive Officer and the Chief Operating Officer. From time to time, the Compensation Committee has engaged the consulting firm of William M. Mercer, Inc., Atlanta, Georgia, to conduct appropriate surveys of executive compensation plans and to compile data for comparable companies for committee comparison and review.

         This report of the Compensation Committee describes the components of Buckeye's executive officer compensation programs and describes the basis upon which compensation is awarded to the executive officers of Buckeye.

         This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Buckeye specifically incorporates this information by reference, and shall not otherwise be deemed filed under these Acts.

Compensation Philosophy and Structure

         Total compensation levels are designed to attract, retain and reward executives who contribute to Buckeye's long-term success. Compensation for Buckeye executives is comprised of three principal components: salary and benefits, annual at risk compensation, and long-term, equity-based incentive compensation. The Compensation Committee believes that executive compensation should be materially influenced by Buckeye's financial performance and, as such, the Committee has approved an executive compensation program that places a significant portion of executive compensation "at risk" dependent upon the company's and each individual's performance against clearly established criteria.

         Buckeye seeks to provide salary and benefit levels that are comparable to those of companies that perform similarly. Salary targets are established for various officer positions based on surveys of relevant industries conducted by an outside compensation consultant. Utilizing these targets, individual salaries are established to reflect the officer's performance in meeting the company's objectives.

         Buckeye has a broad-based profit sharing plan for company employees, and under this plan, bonuses of up to 15% of base salary are achievable depending upon Buckeye's business performance measured against specific annual financial targets. Additionally, Buckeye has an At Risk Compensation ("ARC") for officers and certain other employees. ARC participants are eligible to receive payments based on Buckeye's business performance and the individual's role in contributing to the success of Buckeye. Because of Buckeye's poor financial performance in fiscal year 2003, Buckeye paid no bonuses under either the broad-based profit sharing plan or under the ARC program.

         In addition, from time-to-time, Buckeye makes long-term incentive awards to officers and certain other employees of (1) incentive and non-qualified stock options from stock option plans previously approved by the stockholders and (2) restricted stock from treasury shares of common stock set aside by Buckeye pursuant to the Restricted Stock Plan approved by the Board of Directors. The purpose of these awards is to focus the recipient's attention on the long-term performance of the business and to strengthen the alignment of stockholder and employee interests in share price appreciation. Restricted stock has been issued to certain Buckeye officers under the Restricted Stock Plan, at the fair market value of the common stock based on the average closing price on the New York Stock Exchange for the 20 business days prior to the date of grant, as a supplemental retirement benefit to partially offset the loss of benefits under Buckeye's defined contribution plans resulting from the cap on wages required by applicable rules and regulations.

Chief Executive Officer and Chief Operating Officer

         Policies with respect to the compensation of the Chief Executive Officer and the Chief Operating Officer are essentially the same as those for other officers, except that their compensation, including the criteria used for determining their ARC, is directly established by the Compensation Committee. The salary and bonus compensation of the Chief Executive Officer and the Chief Operating Officer for fiscal year 2003 reflect Buckeye's overall performance during the period. Neither the Chief Executive Officer nor the Chief Operating Officer received an ARC award for fiscal year 2003.

         The Compensation Committee believes that the compensation levels of Buckeye's executive officers are competitive and reasonably comparable with the compensation and benefits paid to executive officers of companies that generate similar financial results.

                                       Compensation Committee
                                       Samuel M. Mencoff, Chairman
                                       George W. Bryan
                                       Red Cavaney

--------------------------------------------------------------------------------

                                Performance Graph

--------------------------------------------------------------------------------

         The following graph compares the cumulative total stockholder returns from June 30, 1998 through June 30, 2003 with returns based on the S&P 500 Index and the New York Stock Exchange (NYSE) listed Paper and Allied Products companies (SIC 2600-2699 U.S. and foreign companies). The graph assumes $100 invested on June 30, 1998, and the reinvestment of any dividends paid on account of the investments.


                             [GRAPHIC CHART OMITTED]


Total Returns Index                                  06/1998   06/1999   06/2000   06/2001   06/2002   06/2003
                                                     -------   -------   -------   -------   -------   -------
Buckeye Technologies Inc.......................        100.0      64.5      93.1      61.1      41.6      28.9
S&P 500 Stocks.................................        100.0     122.7     131.8     112.6      92.2      92.7
NYSE Paper Stocks..............................        100.0     113.7      95.1     113.1     132.5     120.4

--------------------------------------------------------------------------------

             Section 16(a) Beneficial Ownership Reporting Compliance

--------------------------------------------------------------------------------

         The federal securities laws require Buckeye's directors and executive officers, and persons who beneficially own more than 10% of a registered class of Buckeye's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of any securities of Buckeye. To Buckeye's knowledge, based solely on review of the copies of such reports furnished to Buckeye and representations by certain reporting persons, all of Buckeye's officers, directors and greater than 10% beneficial owners made all filings required in a timely manner except that, due to an inadvertent administrative error, each of Messrs. Bryan, Cavaney, Frigon and Mencoff failed to file timely a statement on Form 4 to report Buckeye's grant of options to them on November 7, 2002. These transactions were reported on Forms 5 dated August 13, 2003.

--------------------------------------------------------------------------------

                                  Other Matters

--------------------------------------------------------------------------------

         The Board of Directors knows of no matters other than those discussed in this proxy statement which will be presented at the 2003 annual meeting of stockholders. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

         Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the annual meeting, we will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended June 30, 2003. Requests should be directed to Shirley Spears, Buckeye Technologies Inc., P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407, (901) 320-8125.



                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       Sheila Jordan Cunningham
                                       Senior Vice President,
                                       General Counsel and Corporate Secretary

Memphis, Tennessee
October 3, 2003

                                                       Buckeye Technologies Inc.
                                                  Annual Meeting of Stockholders
                                                      Thursday, November 6, 2003
                                                          5:00 p.m. Central Time

                    THERE ARE THREE WAYS TO VOTE YOUR PROXY

     INTERNET VOTING                       TELEPHONE VOTING                       VOTING BY MAIL
Visit the Internet voting website    This method of voting is               Simply mark, sign and date
at http://proxy.georgeson.com.       available for residents of the U.S.    your Proxy Card and return it in
Enter the COMPANY NUMBER             and Canada. On a touch tone            the postage-paid envelope. Any
and CONTROL NUMBER                   telephone, call TOLL FREE              mailed Proxy Card must be
shown below and follow the           1-877-260-0388, 24 hours a day,        received prior to the vote at the
instructions on your screen.You      7 days a week. You will be asked       meeting. If you are voting by
will incur only your usual           to enter ONLY the CONTROL              telephone or the Internet,
Internet charges. Available until    NUMBER shown below. Have               please do not mail your card.
5:00 p.m. Eastern Time on            your Proxy Card ready, then follow
Wednesday, November 5, 2003.         the prerecorded instructions.
                                     Your vote will be confirmed and
                                     cast as you directed. Available
                                     until 5:00 p.m. Eastern Time on
                                     Wednesday, November 5, 2003.


                     |------------------|                         |------------------|
                     |  COMPANY NUMBER  |                         |  CONTROL NUMBER  |
                     |------------------|                         |------------------|

                            PLEASE DETACH PROXY HERE
--------------------------------------------------------------------------------

-----  Please mark
| X |  X votes as in
-----  this example.


ELECTION OF DIRECTORS        FOR     WITHHELD                                 FOR     AGAINST  ABSTAIN
(terms expiring in 2006)    -----     -----                                  -----     -----     -----
                            |   |     |   |     RATIFICATION OF APPOINTMENT  |   |     |   |     |   |
                            -----     -----     OF INDEPENDENT AUDITORS      -----     -----     -----

        Nominees:  Red Cavaney
                   David B. Ferraro

Exceptions:

_________________________________________
For all nominees except as noted above.

                                           Signed: _____________________________

                                           Signed: _____________________________

                                           Stockholder should sign here exactly
                                           as shown on the label affixed hereto.
                                           Administrator, Trustee, or Guardian,
                                           please give full title. If more than
                                           one Trustee, all should sign. All
                                           Joint Owners should sign.

                                           PLEASE COMPLETE, SIGN, DATE AND
                                           RETURN THIS PROXY PROMPTLY IN THE
                                           ENCLOSED ENVELOPE TO:

                                                 Georgeson Shareholder
                                                 Wall Street Station
                                                 P.O. Box 1101
                                                 New York, NY 10269-0666

                            PLEASE DETACH PROXY HERE
--------------------------------------------------------------------------------

                                     PROXY

                           Buckeye Technologies Inc.
                       P.O. Box 80407 1001 Tillman Street
                          Memphis, Tennessee 38108-0407
P
R         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
O                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
X
Y

         The undersigned appoints each of Sheila Jordan Cunningham and Gayle L. Powelson, or either of them, with full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of Buckeye Technologies Inc. (the Company) at the close of business on September 8, 2003, which the undersigned would be Y entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Companys headquarters, 1001 Tillman Street, Memphis, Tennessee, on November 6, 2003, at 5:00 p.m., Central Time, and at any and all adjournments, upon the matters set forth in the Notice of the meeting. The Proxy is further authorized to vote in her discretion as to any other matters which may come before the meeting. At the time of preparation of the Proxy Statement, the Board of Directors knows of no business to come before the meeting other than that referred to in the Proxy Statement.

         THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE